SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                FIFTH THIRD FUNDS
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction
            computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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                               FIFTH THIRD FUNDS

                            FIFTH THIRD BALANCED FUND

Please be advised that the Fifth Third Balanced Fund has adjourned out the meeting of shareholders to February 8, 2008. Our records indicate that we have not yet received your vote. We strongly encourage you to cast your vote as soon as possible. By voting now, you will help the Fifth Third Balanced Fund avoid additional communications to you and other shareholders regarding the Proxy Statement and will help your Fifth Third Balanced Fund save associated expenses.

                            Voting is very important.

                              Please vote now to be
                               sure your vote is
                            received in time for the
                                February 8, 2008
                               Adjourned Special
                            Meeting of Shareholders.


The Fifth Third Balanced Fund has made it very easy for you to vote. Choose one of the following methods:

o Log on to the website noted on your proxy card, enter your control number printed on the card and vote by following the on-screen prompts.

o Call the phone number on the proxy card, enter the control number printed on the card and follow the touchtone prompts.

o    Mail in your signed proxy card in the envelope provided.




                        Voting takes only a few minutes.
                               PLEASE VOTE TODAY.



                                                             ADJ Balanced 11/07